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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 22, 2000

                             TranSwitch Corporation
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             (Exact name of Registrant as specified in its charter)

                  Three Enterprise Drive, Shelton, Connecticut
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                    (Address of principal executive offices)

                                      06484
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                                   (Zip Code)

                                 (203) 929-8810
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               Registrant's telephone number, including area code


       Delaware                       0-25996                  06-1236189
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
     of Incorporation)                                      Identification No.)
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ITEM 5.   Other Events.
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     On September 22, 2000, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on  Form 8-K.

ITEM 7.   Financial Statements and Exhibits.
          ---------------------------------

Exhibit No.      Exhibits
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99.1             Press Release of the Company dated September 22, 2000.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSWITCH CORPORATION



September 25, 2000                  By /s/ Michael F. Stauff
                                       ----------------------------------
                                    Name:   Michael F. Stauff
                                    Title:  Senior Vice President
                                            and Chief Financial Officer

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                                 Exhibit Index
                                 -------------

Exhibit No.    Description                                             Page No.
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99.1           Press Release of the Company dated September 22, 2000.      5

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